                                                                  EXHIBIT 10 (p)

            COMPENSATORY ARRANGEMENTS WITH CERTAIN EXECUTIVE OFFICERS

     Set forth below are the base salaries of the individuals who will be identified as named executive officers(1) of the Company in the Company's 2007 proxy statement. The salary increases for each named executive officer were effective February 1, 2007.

                          NAME AND TITLE                              SALARY
                          --------------                              ------
       George H. Glatfelter II
       Chairman and Chief Executive Officer                           $590,000

       John P. Jacunski
       Senior Vice President and Chief Financial Officer               296,809

       Dante C. Parrini
       Executive Vice President and Chief Operating Officer            420,854

       William T. Yanavitch II
       Vice President Human Resources & Administration                 222,768

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          In addition to the individuals named below, John van Roden will be identified as "named executive officer" in the Company's 2007 proxy statement. However, on December 31, 2006, Mr. van Roden retired as Executive Vice President of the Company. The annual base salaries are subject to adjustment pursuant to the Company's employee compensation policies in effect from time to time. Each of the above executive officers has a change in control employment agreement, which is included as exhibits to the 2006 10-K. Also, each executive officer participates in the Company's 2005 Long-Term Incentive Plan and in its Management Incentive Plan, each of which are incorporated by reference as exhibits to the 2006 10-K.